UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) March 19, 2008


                     Advanced Scientific Asset Holding, Inc.
                 -----------------------------------------------
                 (Exact Name of Company as Specified in Charter)



             Delaware                    000-52629
--------------------------------- ------------------------ ---------------------
  (State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
          Incorporation)                                     Identification No.)

                               5019 N. 34th Street
                               Arlington, VA 22207
         ----------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

                 Company's telephone number             703-536-2114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Advanced Scientific Asset Holding, Inc.

       This Current Report on Form 8-K is filed by Advanced Scientific Asset Holding, Inc., a Delaware corporation (the "Registrant"), in connection with the item set forth below.

Item  8.01  Other Events.

The Registrant's common stock is not trading on any stock exchange. There has been no market activity in its stock since its inception through the date of this filing. The Company plans to assist broker-dealers in complying with Rule 15c2-11 of the Securities Exchange Act of 1934, as amended, so that such brokers can trade the Company's common stock in the Over-The-Counter Electronic Bulletin Board (the "OTC Bulletin Board") after the Company is no longer classified as a "blank check," or shell company, as defined by the U.S. Securities and Exchange Commission. There can be no assurance to investors that any broker-dealer will actually file the materials required in order for such OTC Bulletin Board trading to proceed, or that the Company will be successful in completing a business combination. The Company's common stock CUSIP # is 00767R 103. The Registrant's stock transfer agent and registrar is Holladay Stock Transfer, Inc, 2939 North 67th Place, Scottsdale, AZ 85251, telephone:
480-481-3940 and Facsimile: 480-481-3941.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Advanced Scientific Asset Holding, Inc.
                               (Registrant)


                               By: /s/ Dr. Leo H. Lin
                                   ---------------------------------------
                                   Name: Dr. Leo H. Lin
                                   Title: President

Dated: March 19, 2008